Settlement Reserve Charge	12 Months Ended
Dec. 31, 2011
Settlement Reserve Charge [Abstract]
Settlement Reserve Charge

7.    Settlement Reserve Charge

In December 2010, we finalized the agreement-in-principle with the U.S. Attorney's Office for the District of Massachusetts to resolve all aspects of the U.S. Department of Justice's investigation of sales and marketing practices for Zonegran® (zonisamide), an antiepileptic prescription medicine that we divested in 2004. During 2010, we recorded a $206.3 million reserve charge for the settlement, interest and related costs and the settlement was paid in March 2011.

This resolution of the Zonegran investigation could give rise to other investigations or litigation by state government entities or private parties.